UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05723

Name of Fund:  BlackRock Developing Capital Markets Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Developing Capital Markets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 12/31/06

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Developing Capital
Markets Fund, Inc.


SEMI-ANNUAL REPORT    DECEMBER 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. Please refer to the prospectus for details.


BlackRock Developing Capital Markets Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Developing Capital Markets Fund, Inc.


Portfolio Information as of December 31, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

OAO                                                5.2%
Banco Bradesco SA                                  3.7
Petroleo Brasileiro                                3.0
America Movil, SA de CV                            2.9
Taiwan Semiconductor Manufacturing Co., Ltd.       2.6
Sasol Ltd.                                         2.2
AFK Sistema                                        2.2
Compal Electronics, Inc.                           2.2
China Mobile Ltd.                                  1.9
Harbin Power Equipment Co.                         1.5



                                              Percent of
                                                 Total
Geographic Allocation                         Investments

Brazil                                            15.4%
Russia                                            11.4
China                                             10.2
South Korea                                        9.6
Taiwan                                             9.4
India                                              7.8
South Africa                                       7.6
Mexico                                             7.5
Turkey                                             3.0
Malaysia                                           2.7
Philippines                                        2.0
Egypt                                              1.5
Israel                                             1.4
Oman                                               1.4
Hungary                                            1.2
Poland                                             1.1
Indonesia                                          0.9
Argentina                                          0.7
Kazakhstan                                         0.5
Other*                                             4.7

 * Includes portfolio holdings in short-term investments.



Proxy Results


During the six-month period ended December 31, 2006, BlackRock Developing Capital Markets Fund, Inc.'s shareholders voted on the following proposals. On August 15, 2006, a special shareholder's meeting was adjourned with respect to the proposals until August 31, 2006, at which time they were approved. A description of the proposals and number of shares voted are as follows:



                                                             Shares Voted       Shares Voted       Shares Voted
                                                                 For              Against            Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                      5,120,562           171,004            138,476

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                      5,101,051           186,792            142,200



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



A Letter to Shareholders


Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006, were as follows:


Total Returns as of December 31, 2006                                         6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +12.74%        +15.79%
Small cap U.S. equities (Russell 2000 Index)                                   + 9.38         +18.37
International equities (MSCI Europe, Australasia, Far East Index)              +14.69         +26.34
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 5.09         + 4.33
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 4.55         + 4.84
High yield bonds (Credit Suisse High Yield Index)                              + 8.14         +11.92


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund generated positive double-digit returns for the semi-annual period, but lagged the performance of the benchmark MSCI EM Index.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2006, BlackRock Developing Capital Markets Fund, Inc.'s (formerly Merrill Lynch Developing Capital Markets Fund, Inc.) Institutional, Investor A, Investor B and Investor C Shares had total returns of +20.98%, +20.83%, +20.39% and +20.38%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Morgan Stanley Capital International Emerging Markets (MSCI EM) Index returned +23.53% and the Lipper Emerging Markets Funds category posted an average return of +23.80%. (Funds in this Lipper category invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's gross national product per capita or other economic measures.)

Global emerging markets returned to relative stability during the semi-annual period, following volatility experienced in May and June. Markets rebounded as investors realized that many shares were oversold and that there were good-quality companies trading at very attractive valuations. November and December both brought particularly good performance on the back of strong rallies.

In the Emerging Europe, Middle East and Africa (EEMEA) region, Russia continued to perform strongly as firm energy prices for much of the period ensured abundant domestic liquidity. Beyond the energy sector, the Fund's positions in domestic names in Russia proved beneficial, particularly as telecommunications holding company AFK Sistema outpaced the market. However, the Fund's long-held underweight position in South Africa negatively impacted performance. The decision to reduce the weighting was based on the weak currency and unpromising macro-economic environment. While this strategy proved beneficial earlier in the period, the market surprised with very strong returns in the fourth quarter.

In Latin America, strong stock selection drove outperformance in both Brazil and Mexico. The Fund's focus on domestic-oriented names in Brazil continued to yield solid returns, with retailers Lojas Renner SA and Lojas Americanas SA both performing well. In Mexico, homebuilder Corporacion GEO, SA de CV was the largest positive contributor to performance. The company reported increased growth and positive second-quarter results, benefiting from the robust real estate market.

In Asia, the Fund's underweight exposure to South Korea was the largest positive contributor to performance. The country has struggled with a strong currency, making the trading environment difficult for exporters. Growth has been muted in most sectors, with the exception of the burgeoning domestic housing market, which has proved particularly beneficial for construction companies such as GS Engineering & Construction Corp., a Fund holding. The company performed strongly during the period, with shares rising more than 38%. Our exposure to the Philippines was another significant driver of performance, with the Fund outperforming a very strong market. Notably, Ayala Corp., a holding company with exposure to a number of domestic industries, finished the period up over 75%.

Conversely, most other Asian markets detracted from performance during the semi-annual period, especially China and India. Although the Chinese market performed well toward the end of the period, benefiting from large fund inflows and strong domestic growth, the Fund's underweight exposure, combined with weak stock selection, dragged heavily on performance. In India, strong returns from the consumer discretionary and telecommunications sectors were not enough to offset poor stock selection, particularly in financials and industrials.


What changes were made to the portfolio during the period?

At period-end, the broad positioning of the Fund remained unchanged. The Fund maintained an overweight exposure to Latin America, which was funded through a large underweight position in Asia. The Fund moved from a neutral weighting in the EEMEA region to an overweight position.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



In Asia, we significantly increased the Fund's weighting in China, primarily in the robust financial and energy sectors. We built our position in China Mobile Ltd., the country's largest wireless operator with forecasted subscriber growth of 55 million in 2007. The Fund gained exposure to the robust Chinese banking sector through participation in the initial public offering (IPO) of Industrial & Commercial Bank of China, as well as the purchase of China Construction Bank. At the same time, the Fund exited Thailand completely. The market reacted relatively calmly to September's bloodless coup; however, the imposition of strict currency controls saw share prices fall sharply. While these were later amended, credibility had been damaged. We began to liquidate our position before the announcement, which provided some protection on the downside.

In EEMEA, we increased exposure to South Africa, taking positions in two of the country's largest banks, FirstRand Ltd. and Nedbank Group Ltd. We also initiated a position in the country's largest branded consumer products group, Tiger Brands Ltd., which we believe has good growth potential in the domestic market.

We reduced exposure to Brazil somewhat, which was balanced by an increase in Mexico and the purchase of Argentinean oil pipe manufacturer, Tenaris SA.


How would you characterize the Fund's position at the close of the period?

We maintain our positive long-term outlook on emerging equity markets, given their sound macroeconomic fundamentals and superior growth profile. We maintain our cautious stance on energy and commodity stocks, preferring financials and consumer plays. We continue to see significant upside to companies with exposure to the domestic demand theme. Given the attractive valuations and positive growth outlook, we expect 2007 to be another positive year overall in the absence of any global shocks.

In Asia, China's growth continues to impress. The near-term outlook for the market may be tricky given its meteoric rise in the fourth quarter, particularly in the financials sector where valuations look quite extended. However, in the medium-term, a continued flow of IPOs and positive structural changes, such as tax reform, should prove supportive.

Given the lack of fundamental catalysts for market re-rating, we remain underweight in South Korea. The market is cheap, but the strong currency combined with current government policy make it difficult to find catalysts, except on an individual stock basis.

Russia continues to be our favorite market in EEMEA. We expect that our holdings in energy and utility stocks will continue to provide significant returns, particularly with the forthcoming liberalization of domestic gas and electricity prices. We also have investments in the Russian telecommunications industry, giving the Fund exposure to the country's growing consumer base. Moreover, the financials sector is predicted to provide solid returns in 2007 as equity capital continues to grow.

Lastly, strong domestic activity continues to benefit Latin American economies. Brazil remains the Fund's largest overweight position given its combination of attractive valuation levels, improving liquidity and falling local interest rates. Overall, the region shows resilient earnings growth against a stable macroeconomic background.


Nicholas Moakes
Vice President and Portfolio Manager


January 29, 2007


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006


Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results


                                                               6-Month          12-Month         10-Year
As of December 31, 2006                                      Total Return     Total Return     Total Return
Institutional Shares*                                           +20.98%          +27.81%         +116.28%
Investor A Shares*                                              +20.83           +27.45          +110.93
Investor B Shares*                                              +20.39           +26.52          + 97.72
Investor C Shares*                                              +20.38           +26.47          + 94.56
Morgan Stanley Capital International Emerging Markets Index**   +23.53           +32.59          +145.61

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend date.

 ** This unmanaged Index measures the total returns of emerging foreign stock markets in Europe,
    Asia and the Far East.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++ and Investor C Shares*++ compared to a similar investment in Morgan Stanley Capital International Emerging Markets Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $ 9,319.00
December 1998                                  $ 6,325.00
December 1999                                  $10,601.00
December 2000                                  $ 7,438.00
December 2001                                  $ 7,489.00
December 2002                                  $ 6,742.00
December 2003                                  $10,225.00
December 2004                                  $12,523.00
December 2005                                  $16,922.00
December 2006                                  $21,628.00


Investor A Shares*++

Date                                             Value

December 1996                                  $ 9,475.00
December 1997                                  $ 8,809.00
December 1998                                  $ 5,961.00
December 1999                                  $ 9,974.00
December 2000                                  $ 6,980.00
December 2001                                  $ 7,007.00
December 2002                                  $ 6,294.00
December 2003                                  $ 9,524.00
December 2004                                  $11,634.00
December 2005                                  $15,681.00
December 2006                                  $19,985.00


Investor B Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $ 9,218.00
December 1998                                  $ 6,190.00
December 1999                                  $10,273.00
December 2000                                  $ 7,134.00
December 2001                                  $ 7,097.00
December 2002                                  $ 6,322.00
December 2003                                  $ 9,497.00
December 2004                                  $11,509.00
December 2005                                  $15,514.00
December 2006                                  $19,772.00


Investor C Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $ 9,222.00
December 1998                                  $ 6,190.00
December 1999                                  $10,273.00
December 2000                                  $ 7,130.00
December 2001                                  $ 7,101.00
December 2002                                  $ 6,322.00
December 2003                                  $ 9,487.00
December 2004                                  $11,499.00
December 2005                                  $15,384.00
December 2006                                  $19,456.00


Morgan Stanley Capital International Emerging Markets Index++++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $ 8,841.00
December 1998                                  $ 6,601.00
December 1999                                  $10,985.00
December 2000                                  $ 7,622.00
December 2001                                  $ 7,442.00
December 2002                                  $ 6,995.00
December 2003                                  $10,932.00
December 2004                                  $13,769.00
December 2005                                  $18,525.00
December 2006                                  $24,561.00

   * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests in securities, principally equities, of issuers in countries having smaller capital markets.

++++ This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.

     Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 12/31/06                                     +27.81%
Five Years Ended 12/31/06                                   +23.63
Ten Years Ended 12/31/06                                    + 8.02



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 12/31/06                   +27.45%           +20.76%
Five Years Ended 12/31/06                 +23.32            +22.00
Ten Years Ended 12/31/06                  + 7.75            + 7.17



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 12/31/06                   +26.52%           +22.02%
Five Years Ended 12/31/06                 +22.36            +22.18
Ten Years Ended 12/31/06                  + 7.05            + 7.05



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 12/31/06                   +26.47%           +25.47%
Five Years Ended 12/31/06                 +22.33            +22.33
Ten Years Ended 12/31/06                  + 6.88            + 6.88


      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.




                                                                                              Expenses Paid
                                                              Beginning          Ending     During the Period*
                                                            Account Value    Account Value   July 1, 2006 to
                                                               July 1,       December 31,     December 31,
                                                                 2006             2006             2006
Actual

Institutional                                                   $1,000         $1,209.80          $ 7.99
Investor A                                                      $1,000         $1,208.30          $ 9.36
Investor B                                                      $1,000         $1,203.90          $13.57
Investor C                                                      $1,000         $1,203.80          $13.57

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000         $1,017.67          $ 7.29
Investor A                                                      $1,000         $1,016.42          $ 8.55
Investor B                                                      $1,000         $1,012.58          $12.39
Investor C                                                      $1,000         $1,012.58          $12.39

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.45% for Institutional, 1.70% for Investor A, 2.47% for Investor B and 2.47% for Investor C),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Consolidated Schedule of Investments                          (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held        Value

Africa

South Africa--7.6%

       Commercial Banks--2.1%

       Nedbank Group Ltd.                               145,280   $   2,765,463
       Standard Bank Group Ltd.                         198,330       2,672,397
                                                                  -------------
                                                                      5,437,860

       Diversified Financial Services--1.5%

       FirstRand Ltd.                                 1,208,050       3,824,006

       Food Products--1.3%

       Tiger Brands Ltd.                                136,800       3,335,515

       Metals & Mining--0.5%

       Kumba Iron Ore Ltd. (c)                           82,420       1,307,415

       Oil, Gas & Consumable Fuels--2.2%

       Sasol Ltd.                                       159,280       5,877,456

       Specialty Retail--0.0%

       Super Group Ltd.                                  64,656         106,481

       Total Common Stocks in Africa--7.6%                           19,888,733


Europe

Hungary--1.2%

       Commercial Banks--1.2%

       OTP Bank Rt.                                      68,830       3,162,357

       Total Common Stocks in Hungary                                 3,162,357


Poland--1.1%

       Commercial Banks--1.1%

       Powszechna Kasa Oszczednosci Bank
         Polski SA                                      182,100       2,947,921

       Total Common Stocks in Poland                                  2,947,921


Russia--11.4%

       Diversified Telecommunication
       Services--2.2%

       AFK Sistema (a)(c)                               177,800       5,680,710

       Electric Utilities--1.3%

       Unified Energy System (a)                         31,600       3,412,800

       Metals & Mining--1.5%

       MMC Norilsk Nickel (a)                             8,674       1,361,818
       Polyus Gold Co. ZAO (a)(c)                        51,990       2,563,107
                                                                  -------------
                                                                      3,924,925

       Oil, Gas & Consumable Fuels--6.4%

       OAO Gazprom (a)                                  295,546      13,536,007
       Surgutneftegaz (a)                                10,770         823,905
       Surgutneftegaz (Preferred Shares) (a)             20,221       2,264,752
                                                                  -------------
                                                                     16,624,664

       Total Common Stocks in Russia                                 29,643,099


Turkey--3.0%

       Commercial Banks--0.0%

       Turkiye Is Bankasi (Isbank)--'C' Shares                1               5

       Industrial Conglomerates--1.7%

       Dogan Sirketler Grubu Holdings                   836,828       1,318,351
       Enka Insaat Ve Sanayi AS                         296,837       3,166,541
                                                                  -------------
                                                                      4,484,892



                                                         Shares
       Industry       Common Stocks                        Held        Value

Europe (concluded)

Turkey (concluded)

       Media--1.3%

       Hurriyet Gazetecilik AS                        1,285,586   $   3,396,744

       Total Common Stocks in Turkey                                  7,881,641

       Total Common Stocks in Europe--16.7%                          43,635,018


Latin America

Argentina--0.7%

       Energy Equipment & Services--0.7%

       Tenaris SA (a)                                    35,200       1,756,128

       Total Common Stocks in Argentina                               1,756,128


Brazil--15.4%

       Beverages--1.1%

       Cia de Bebidas das Americas
         (Preference Shares) (a)                         58,700       2,864,560

       Building Products--0.6%

       Duratex SA (Preference Shares)                    93,366       1,450,855

       Commercial Banks--3.7%

       Banco Bradesco SA (a)                            237,223       9,571,948

       Electric Utilities--1.1%

       Cia Energetica de Sao Paulo (c)              243,000,000       2,843,436

       Health Care Providers
       & Services--0.3%

       Profarma Distribuidora de Produtos
         Farmaceuticos SA (c)                            60,090         826,888

       Household Durables--0.9%

       Cyrela Brazil Realty SA                          246,124       2,348,920

       Media--0.7%

       Vivax SA (c)                                     101,600       1,854,622

       Multiline Retail--2.3%

       Lojas Americanas SA
         (Preference Shares)                         57,990,000       3,243,531
       Lojas Renner SA                                  196,870       2,828,883
                                                                  -------------
                                                                      6,072,414

       Oil, Gas & Consumable Fuels--3.0%

       Petroleo Brasileiro SA (a)                        84,693       7,856,123

       Real Estate Management &
       Development--0.3%

       LPS Brasil Consultoria de Imoveis SA (c)          84,373         928,044

       Road & Rail--1.4%

       All America Latina Logistica SA                  346,110       3,591,509

       Total Common Stocks in Brazil                                 40,209,319


Mexico--7.5%

       Beverages--1.3%

       Fomento Economico Mexicano,
         SA de CV (a)                                    28,312       3,277,397

       Construction & Engineering--0.9%

       Empresas ICA Sociedad Controladora,
         SA de CV (c)                                   641,673       2,423,425

       Household Durables--1.5%

       Corporacion GEO, SA de CV Series B (c)           766,099       3,836,523

       Media--0.9%

       Grupo Televisa, SA (a)                            90,730       2,450,617



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Consolidated Schedule of Investments (continued)              (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held           Value

Latin America (concluded)

Mexico (concluded)

       Wireless Telecommunication
       Services--2.9%

       America Movil, SA de CV (a)                      167,581   $   7,578,013

       Total Common Stocks in Mexico                                 19,565,975

       Total Common Stocks in Latin America--23.6%                   61,531,422


Middle East

Egypt--1.5%

       Commercial Banks--1.5%

       Commercial International Bank                     77,000         781,965
       Commercial International Bank (a)                307,575       3,116,534

       Total Common Stocks in Egypt                                   3,898,499


Israel--1.4%

       Pharmaceuticals--1.4%

       Teva Pharmaceutical Industries Ltd.               38,534       1,202,188
       Teva Pharmaceutical Industries Ltd. (a)           81,446       2,531,342

       Total Common Stocks in Israel                                  3,733,530


Oman--1.4%

       Commercial Banks--1.4%

       Bank Muscat SAOG (a)                             299,131       3,567,825
       Total Common Stocks in Oman                                    3,567,825

       Total Common Stocks in the Middle East--4.3%                  11,199,854


Pacific Basin/Asia

China--10.2%

       Chemicals--0.3%

       Bio-Treat Technology Ltd.                      2,128,100         839,446

       Commercial Banks--2.1%

       China Construction Bank Class H                2,252,050       1,433,173
       China Merchants Bank Co. Ltd. (c)                581,000       1,230,973
       Industrial & Commercial Bank
         of China (c)                                 4,677,000       2,904,222
                                                                  -------------
                                                                      5,568,368

       Electrical Equipment--1.5%

       Harbin Power Equipment Co.                     3,532,000       4,050,427

       Independent Power Producers
       & Energy Traders--1.2%

       Huadian Power International Co.                7,739,000       3,044,539

       Metals & Mining--0.8%

       Hunan Non-Ferrous Metal Corp.
         Ltd. (c)                                     3,404,000       1,969,325

       Oil, Gas & Consumable
       Fuels--2.4%

       China Petroleum & Chemical Corp.               3,436,000       3,180,541
       China Shenhua Energy Co. Ltd. Class H          1,230,740       2,962,016
                                                                  -------------
                                                                      6,142,557

       Wireless Telecommunication
       Services--1.9%

       China Mobile Ltd.                                584,000       5,045,421

       Total Common Stocks in China                                  26,660,083



                                                         Shares
       Industry       Common Stocks                        Held           Value

Pacific Basin/Asia (continued)

India--3.9%

       Construction & Engineering--2.2%

       IVRCL Infrastructures & Projects Ltd.            342,480   $   2,978,709
       Nagarjuna Construction Co. Ltd. (a)              312,928       1,519,735
       Prajay Engineers Syndicate Ltd.                  187,600       1,244,450
                                                                  -------------
                                                                      5,742,894

       Electrical Equipment--0.9%

       Bharat Heavy Electricals Ltd.                     45,100       2,342,989

       Household Durables--0.6%

       DS Kulkarni Developers                           176,813       1,550,010

       Real Estate Investment Trusts
       (REITs)--0.2%

       Ansal Housing & Construct                         51,781         411,815

       Total Common Stocks in India                                  10,047,708


Indonesia--0.9%

       Gas Utilities--0.9%

       Perusahaan Gas Negara Tbk PT                   1,710,000       2,205,593

       Total Common Stocks in Indonesia                               2,205,593


Kazakhstan--0.5%

       Commercial Banks--0.5%

       Kazkommertsbank (a)(c)                            58,720       1,356,432

       Total Common Stocks in Kazakhstan                              1,356,432


Malaysia--2.7%

       Commercial Banks--1.2%

       Commerce Asset Holdings Bhd                    1,386,000       3,044,643

       Diversified Financial Services--0.5%

       Bursa Malaysia Bhd                               610,000       1,391,865

       Electric Utilities--1.0%

       Tenaga Nasional Bhd                              864,000       2,669,388

       Total Common Stocks in Malaysia                                7,105,896


Philippines--2.0%

       Diversified Financial Services--1.1%

       Ayala Corp.                                      242,000       2,910,907

       Real Estate Management &
       Development--0.9%

       Robinsons Land Corp.                           6,924,200       2,293,950

       Total Common Stocks in the Philippines                         5,204,857


South Korea--9.6%

       Building Products--1.0%

       KCC Corp.                                          8,119       2,527,366

       Capital Markets--1.3%

       Daishin Securities Co. Ltd.                      131,830       3,331,188

       Commercial Banks--2.2%

       Industrial Bank of Korea (c)                     136,120       2,510,170
       Kookmin Bank (c)                                  39,471       3,178,901
                                                                  -------------
                                                                      5,689,071

       Construction & Engineering--1.4%

       GS Engineering & Construction Corp. (c)           41,590       3,716,268



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Consolidated Schedule of Investments (concluded)              (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held           Value

Pacific Basin/Asia (concluded)

South Korea (concluded)

       Metals & Mining--1.1%

       POSCO                                              8,360   $   2,777,677

       Semiconductors & Semiconductor
       Equipment--1.5%

       Samsung Electronics Co., Ltd.                      6,012       3,962,748

       Wireless Telecommunication
       Services--1.1%

       SK Telecom Co., Ltd.                              12,260       2,933,173

       Total Common Stocks in South Korea                            24,937,491


Taiwan--9.4%

       Communications Equipment--0.8%

       D-Link Corp.                                   1,644,667       2,155,203

       Computers & Peripherals--3.2%

       Compal Electronics, Inc.                       6,302,000       5,618,324
       Lite-On Technology Corp.                       1,946,917       2,631,938
                                                                  -------------
                                                                      8,250,262

       Insurance--1.0%

       Shin Kong Financial Holding Co. Ltd.           2,435,070       2,623,015

       Semiconductors & Semiconductor
       Equipment--4.4%

       MediaTek, Inc.                                   246,000       2,544,177
       Novatek Microelectronics Corp. Ltd.              500,000       2,263,311
       Taiwan Semiconductor Manufacturing
         Co., Ltd.                                    3,230,000       6,690,962
                                                                  -------------
                                                                     11,498,450

       Total Common Stocks in Taiwan                                 24,526,930

       Total Common Stocks in the
       Pacific Basin/Asia--39.2%                                    102,044,990

       Total Common Stocks
       (Cost--$180,494,922)--91.4%                                  238,300,017



                                                         Shares
       Industry       Structured Notes                     Held           Value

Pacific Basin/Asia

India--4.0%

       Capital Markets--3.1%

       Deutsche Bank AG (Nagarjuna
         Construction Co. Ltd.), due 1/03/2008           85,188   $     413,716
       Morgan Stanley (Bharti Tele-Ventures
         Ltd.), due 8/10/2007                           143,300       2,036,938
       Morgan Stanley (Hindustan Lever Ltd.),
         due 12/24/2008                                 470,100       2,300,575
       Morgan Stanley (Satyam Computer
         Services Ltd.), due 1/19/2009                  153,400       3,355,380
                                                                  -------------
                                                                      8,106,609

       Diversified Financial
       Services--0.9%

       Citigroup Global Markets Holdings,
         Inc. (Pantaloon Retail India Ltd.),
         due 1/19/2009                                  245,950       2,257,821

       Total Structured Notes
       (Cost--$9,152,263)--4.0%                                      10,364,430



                                                     Beneficial
       Short-Term Securities                           Interest

       BlackRock Liquidity Series, LLC
         Cash Sweep Series,
         5.26% (b)(d)                            USD 12,273,038      12,273,038

       Total Short-Term Securities
       (Cost--$12,273,038)--4.7%                                     12,273,038

Total Investments (Cost--$201,920,223*)--100.1%                     260,937,485
Liabilities in Excess of Other Assets--(0.1%)                         (367,284)
                                                                  -------------
Net Assets--100.0%                                                $ 260,570,201
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   202,133,026
                                                    ===============
    Gross unrealized appreciation                   $    61,218,953
    Gross unrealized depreciation                       (2,414,494)
                                                    ---------------
    Net unrealized appreciation                     $    58,804,459
                                                    ===============

(a) Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                           Net          Interest
    Affiliate                            Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series               $(8,045,364)     $158,524


(c) Non-income producing security.

(d) Represents the current yield as of December 31, 2006.

  o For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Forward foreign exchange contracts as of December 31, 2006 were as follows:

    Foreign Currency                           Settlement         Unrealized
    Purchased                                     Date           Depreciation

    ZAR 24,970,870                            January 2007       $   (5,139)
                                                                 -----------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts (USD Commitment--$3,563,958)                       $   (5,139)
                                                                 ===========


  o Forward foreign exchange contracts as of December 31, 2006 were as follows:

    Foreign Currency                           Settlement         Unrealized
    Sold                                          Date           Depreciation

    ZAR 2,217,282                             January 2007        $  (1,875)
                                                                 -----------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts (USD Commitment--$314,078)                          $  (1,875)
                                                                 ===========

  o Currency Abbreviations:

    USD    U.S. Dollar
    ZAR    South African Rand

    See Notes to Financial Statements.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006


Consolidated Statement of Assets and Liabilities

As of December 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$189,647,185)                           $   248,664,447
       Investments in affiliated securities, at value (identified cost--$12,273,038)                                   12,273,038
       Foreign cash (cost--$3,643,513)                                                                                  3,637,824
       Receivables:
           Securities sold                                                                     $       399,411
           Dividends                                                                                   269,282
           Capital shares sold                                                                         196,127            864,820
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   29,698
                                                                                                                  ---------------
       Total assets                                                                                                   265,469,827
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on forward foreign exchange contracts                                                        7,014
       Payables:
           Securities purchased                                                                      4,188,279
           Capital shares redeemed                                                                     254,578
           Investment adviser                                                                          201,388
           Other affiliates                                                                             99,171
           Distributor                                                                                  59,868
           Dividends to shareholders                                                                       106          4,803,390
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              89,222
                                                                                                                  ---------------
       Total liabilities                                                                                                4,899,626
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   260,570,201
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $       337,432
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   589,196
       Investor B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    69,421
       Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   132,564
       Paid-in capital in excess of par                                                                               212,762,074
       Accumulated distributions in excess of investment income--net                           $   (4,933,377)
       Accumulated realized capital losses--net                                                    (7,391,489)
       Unrealized appreciation--net                                                                 59,004,380
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 46,679,514
                                                                                                                  ---------------
       Net Assets                                                                                                 $   260,570,201
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $80,243,063 and 3,374,315 shares outstanding                         $         23.78
                                                                                                                  ===============
       Investor A--Based on net assets of $137,067,519 and 5,891,964 shares outstanding                           $         23.26
                                                                                                                  ===============
       Investor B--Based on net assets of $14,983,338 and 694,206 shares outstanding                              $         21.58
                                                                                                                  ===============
       Investor C--Based on net assets of $28,276,281 and 1,325,637 shares outstanding                            $         21.33
                                                                                                                  ===============

       See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006


Consolidated Statement of Operations

For the Six Months Ended December 31, 2006
Investment Income

       Dividends (net of $210,296 foreign withholding tax)                                                        $     1,659,328
       Interest from affiliates                                                                                           158,524
                                                                                                                  ---------------
       Total income                                                                                                     1,817,852
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,201,869
       Service fees--Investor A                                                                        154,238
       Custodian fees                                                                                  146,957
       Service and distribution fees--Investor C                                                       125,945
       Transfer agent fees--Investor A                                                                 103,060
       Service and distribution fees--Investor B                                                        77,406
       Accounting services                                                                              62,579
       Transfer agent fees--Institutional                                                               61,942
       Professional fees                                                                                35,012
       Printing and shareholder reports                                                                 30,485
       Registration fees                                                                                27,246
       Transfer agent fees--Investor C                                                                  24,349
       Directors' fees and expenses                                                                     22,072
       Transfer agent fees--Investor B                                                                  15,062
       Pricing fees                                                                                      2,776
       Other                                                                                            13,727
                                                                                               ---------------
       Total expenses                                                                                                   2,104,725
                                                                                                                  ---------------
       Investment loss--net                                                                                             (286,873)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                         11,206,379
           Foreign currency transactions--net                                                        (293,653)         10,912,726
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         35,248,283
           Foreign currency transactions--net                                                           30,594         35,278,877
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         46,191,603
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    45,904,730
                                                                                                                  ===============

       See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006


Consolidated Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 December 31,         June 30,
Increase (Decrease) in Net Assets:                                                                   2006               2006
Operations

       Investment income (loss)--net                                                           $     (286,873)    $     1,602,012
       Realized gain--net                                                                           10,912,726         68,500,443
       Change in unrealized appreciation/depreciation--net                                          35,278,877          (819,847)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         45,904,730         69,282,608
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                             (895,352)          (368,168)
           Investor A                                                                              (1,243,862)          (327,908)
           Investor B                                                                                 (89,432)                 --
           Investor C                                                                                (167,643)                 --
       Realized gain--net:
           Institutional                                                                          (13,057,383)                 --
           Investor A                                                                             (22,224,912)                 --
           Investor B                                                                              (2,979,300)                 --
           Investor C                                                                              (4,763,109)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (45,420,993)          (696,076)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions                21,924,519       (25,032,729)
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                    6,065              3,692
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 22,414,321         43,557,495
       Beginning of period                                                                         238,155,880        194,598,385
                                                                                               ---------------    ---------------
       End of period*                                                                          $   260,570,201    $   238,155,880
                                                                                               ===============    ===============
           * Accumuluated distributions in excess of investment income--net                    $   (4,933,377)    $   (2,250,215)
                                                                                               ===============    ===============

             See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006


Consolidated Financial Highlights
                                                                                   Institutional

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     24.14  $     17.74   $     13.37  $     10.42  $     10.33  $     10.46
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income (loss)--net**                             .01          .22           .18          .06          .02        (.04)
Realized and unrealized gain (loss)--net                 4.32++       6.28++        4.19++         2.96          .07        (.09)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           4.33         6.50          4.37         3.02          .09        (.13)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
  Investment income--net                                  (.28)        (.10)            --        (.07)           --           --
  Realized gain--net                                     (4.41)           --            --           --           --           --
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (4.69)        (.10)            --        (.07)           --           --
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     23.78  $     24.14   $     17.74  $     13.37  $     10.42  $     10.33
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return

Based on net asset value per share                    20.98%+++       36.80%        32.69%       29.11%         .87%      (1.24%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding
reorganization expenses                                  1.45%*        1.50%         1.60%        1.88%        2.15%        2.18%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                  1.45%*        1.50%         1.60%        2.02%        2.15%        2.18%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                 1.45%*        1.50%         1.63%        2.02%        2.15%        2.18%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income (loss)--net                             .06%*         .99%         1.18%         .43%         .24%       (.37%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    80,243  $    73,914   $    63,018  $    63,831  $    28,786  $    34,894
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       64.62%      120.98%       110.07%      182.51%       77.68%      114.72%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

        See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006


Consolidated Financial Highlights (continued)
                                                                                     Investor A

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     23.68  $     17.41   $     13.16  $     10.27  $     10.19  $     10.35
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income (loss)--net***                          (.02)          .17           .15          .02          .01        (.06)
Realized and unrealized gain (loss)--net                 4.24++       6.16++        4.10++         2.92          .07        (.10)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           4.22         6.33          4.25         2.94          .08        (.16)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
  Investment income--net                                  (.23)        (.06)            --        (.05)           --           --
  Realized gain--net                                     (4.41)           --            --           --           --           --
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (4.64)           --            --           --           --           --
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     23.26  $     23.68   $     17.41  $     13.16  $     10.27  $     10.19
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                    20.83%+++       36.46%        32.29%       28.71%         .79%      (1.55%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding
reorganization expenses                                  1.70%*        1.75%         1.85%        2.12%        2.40%        2.44%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                  1.70%*        1.75%         1.85%        2.25%        2.40%        2.44%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                 1.70%*        1.75%         1.88%        2.25%        2.40%        2.44%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income (loss)--net                           (.19%)*         .74%          .94%         .17%         .07%       (.61%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $   137,068  $   122,331   $    91,292  $    79,383  $    12,353  $    11,460
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       64.62%      120.98%       110.07%      182.51%       77.68%      114.72%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effect of sales charges.

    *** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

        See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006


Consolidated Financial Highlights (continued)
                                                                                     Investor B

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     22.10  $     16.32   $     12.44  $      9.74  $      9.75  $      9.98
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income (loss)--net***                          (.10)       --++++           .02        (.08)        (.09)        (.14)
Realized and unrealized gain (loss)--net                 3.95++       5.78++        3.86++         2.78          .08        (.09)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           3.85         5.78          3.88         2.70        (.01)        (.23)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
  Investment income--net                                  (.13)           --            --           --           --           --
  Realized gain--net                                     (4.24)           --            --           --           --           --
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (4.37)           --            --           --           --           --
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     21.58  $     22.10   $     16.32  $     12.44  $      9.74  $      9.75
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Total Investment Return**

Based on net asset value per share                    20.39%+++       35.42%        31.19%       27.72%       (.10%)      (2.30%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding
reorganization expenses                                  2.47%*        2.53%         2.65%        2.93%        3.25%        3.25%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                  2.47%*        2.53%         2.65%        3.06%        3.25%        3.25%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                 2.47%*        2.53%         2.68%        3.06%        3.25%        3.25%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income (loss)--net                           (.91%)*       (.02%)          .11%       (.66%)       (.98%)      (1.45%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    14,983  $    17,238   $    24,333  $    30,102  $    15,106  $    25,714
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       64.62%      120.98%       110.07%      182.51%       77.68%      114.72%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effect of sales charges.

    *** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

   ++++ Amount is less than $(.01) per share.

    +++ Aggregate total investment return.

        See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006


Consolidated Financial Highlights (concluded)
                                                                                     Investor C

                                                     For the Six
The following per share data and ratios              Months Ended
have been derived from information                   December 31,                  For the Year Ended June 30,
provided in the financial statements.                    2006        2006          2005        2004          2003        2002
Per Share Operating Performance

Net asset value, beginning of period                $     22.01  $     16.25   $     12.38  $      9.70  $      9.71  $      9.94
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Investment income (loss)--net***                          (.10)        (.01)           .02        (.07)        (.07)        (.14)
Realized and unrealized gain (loss)--net                 3.91++       5.77++        3.85++         2.75          .06        (.09)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total from investment operations                           3.81         5.76          3.87         2.68        (.01)        (.23)
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Less dividends and distributions:
  Investment income--net                                  (.13)           --            --           --           --           --
  Realized gain--net                                     (4.36)           --            --           --           --           --
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Total dividends and distributions                        (4.49)           --            --           --           --           --
                                                    -----------  -----------   -----------  -----------  -----------  -----------
Net asset value, end of period                      $     21.33  $     22.01   $     16.25  $     12.38  $      9.70  $      9.71
                                                    ===========  ===========   ===========  ===========  ===========  ===========


Total Investment Return**

Based on net asset value per share                    20.38%+++       35.45%        31.26%       27.63%       (.10%)      (2.31%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding
reorganization expenses                                  2.47%*        2.52%         2.65%        2.93%        3.24%        3.26%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses, net of waiver                                  2.47%*        2.52%         2.65%        3.07%        3.24%        3.26%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Expenses                                                 2.47%*        2.52%         2.68%        3.07%        3.24%        3.26%
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Investment income (loss)--net                           (.96%)*       (.05%)          .16%       (.62%)       (.84%)      (1.46%)
                                                    ===========  ===========   ===========  ===========  ===========  ===========

Supplemental Data

Net assets, end of period (in thousands)            $    28,276  $    24,674   $    15,956  $    14,903  $     4,946  $     5,938
                                                    ===========  ===========   ===========  ===========  ===========  ===========
Portfolio turnover                                       64.62%      120.98%       110.07%      182.51%       77.68%      114.72%
                                                    ===========  ===========   ===========  ===========  ===========  ===========

      * Annualized.

     ** Total investment returns exclude the effect of sales charges.

    *** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

        See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Notes to Consolidated Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Developing Capital Markets Fund, Inc. was renamed BlackRock Developing Capital Markets Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Notes to Consolidated Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Notes to Consolidated Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006.Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Notes to Consolidated Financial Statements (continued)


The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Service          Distribution
                                          Fee                   Fee

Class A                                  .25%                    --
Class B                                  .25%                  .75%
Class C                                  .25%                  .75%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of the Distributor, provides account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B and Investor C shareholders.

For the six months ended December 31, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Investor A                     $1,115        $13,341           $152


For the six months ended December 31, 2006, MLPF&S received contingent deferred sales charges of $2,561 and $923 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, BDI received contingent deferred sales charges of $28 relating to transactions subject to front-end sales charge waivers in Investor B Shares.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to December 31, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.


                                                 Call Center
                                                        Fees

Institutional                                         $  757
Investor A                                            $1,554
Investor B                                            $  167
Investor C                                            $  159


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, an affiliate of the Manager, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Notes to Consolidated Financial Statements (continued)


In addition, MLPF&S received $750 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2006.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the six months ended December 31, 2006, the Fund reimbursed MLIM and the Manager $1,234 and $1,234, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2006 were $149,419,879 and $170,179,445, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $21,924,519 and ($25,032,729) for the six months ended December 31, 2006 and the year ended June 30, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                   81,833    $     1,901,898
Shares issued in reinvestment of
   dividends and distributions               560,279         11,600,782
                                      --------------    ---------------
Total issued                                 642,112         13,502,680
Shares redeemed                            (329,726)        (7,631,500)
                                      --------------    ---------------
Net increase                                 312,386    $     5,871,180
                                      ==============    ===============



Institutional Shares for the                                     Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                  331,964    $     7,612,086
Shares issued in reinvestment of
   dividends                                  14,968            291,127
                                      --------------    ---------------
Total issued                                 346,932          7,903,213
Shares redeemed                            (838,249)       (19,418,437)
                                      --------------    ---------------
Net decrease                               (491,317)    $  (11,515,224)
                                      ==============    ===============



Investor A Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  308,579    $     6,839,902
Automatic conversion of shares                39,672            963,164
Shares issued in reinvestment of
   dividends and distributions               909,101         18,434,084
                                      --------------    ---------------
Total issued                               1,257,352         26,237,150
Shares redeemed                            (530,720)       (11,890,545)
                                      --------------    ---------------
Net increase                                 726,632    $    14,346,605
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  521,651    $    11,777,893
Automatic conversion of shares               494,226         10,796,688
Shares issued in reinvestment of
   dividends                                  13,527            258,631
                                      --------------    ---------------
Total issued                               1,029,404         22,833,212
Shares redeemed                          (1,108,417)       (24,961,191)
                                      --------------    ---------------
Net decrease                                (79,013)    $   (2,127,979)
                                      ==============    ===============



Investor B Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                   50,509    $     1,034,374
Shares issued in reinvestment of
   dividends and distributions               134,039          2,527,433
                                      --------------    ---------------
Total issued                                 184,548          3,561,807
                                      --------------    ---------------
Automatic conversion of shares              (42,538)          (963,164)
Shares redeemed                            (227,650)        (4,623,372)
                                      --------------    ---------------
Total redeemed                             (270,188)        (5,586,536)
                                      --------------    ---------------
Net decrease                                (85,640)    $   (2,024,729)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  176,556    $     3,720,825
                                      --------------    ---------------
Automatic conversion of shares             (527,588)       (10,796,688)
Shares redeemed                            (360,000)        (7,347,112)
                                      --------------    ---------------
Total redeemed                             (887,588)       (18,143,800)
                                      --------------    ---------------
Net decrease                               (711,032)    $  (14,422,975)
                                      ==============    ===============



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Notes to Consolidated Financial Statements (concluded)


Investor C Shares for the
Six Months Ended                                                 Dollar
December 31, 2006                             Shares             Amount

Shares sold                                  117,080    $     2,400,370
Shares issued in reinvestment of
   dividends and distributions               237,166          4,421,388
                                      --------------    ---------------
Total issued                                 354,246          6,821,758
Shares redeemed                            (149,538)        (3,090,295)
                                      --------------    ---------------
Net increase                                 204,708    $     3,731,463
                                      ==============    ===============



Investor C Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  414,230    $     8,921,211
Shares redeemed                            (275,076)        (5,887,762)
                                      --------------    ---------------
Net increase                                 139,154    $     3,033,449
                                      ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates (and MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended December 31, 2006.


6. Commitments:
At December 31, 2006, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase various foreign currencies with approximate values of $398,000.


7. Capital Loss Carryforward:
On June 30, 2006, the Fund had a capital loss carryforward of $18,091,400, of which $3,618,280 expires in 2007, $10,854,840 expires in 2010 and $3,618,280 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreements - Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Merrill Lynch Investment Managers, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in November 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year;
(c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the cur-rent investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.




Disclosure of Sub-Advisory Agreement



New BlackRock Sub-Advisory Agreements--Matters Considered by the Board

At an in-person meeting held on August 14 - 16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreements between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and each of BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited, each an affiliate (the "Sub-Advisers") (the "BlackRock Sub-Advisory Agreements"). The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the pertinent BlackRock Sub-Advisory Agreement, each Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 37% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreements.

In approving the BlackRock Sub-Advisory Agreements at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreements, the Board noted the fact that both BlackRock Advisors and each Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreements, each Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreements. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for each Sub-Adviser to receive a fee at an annual rate equal to 37% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Donald C. Burke, Vice President and Treasurer
Nicholas D. Moakes, Vice President and Portfolio Manager
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Effective January 1, 2007, Edward D. Zinbarg retired as Director of BlackRock Developing Capital Markets Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.


Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock Funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock Funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++


    * See the prospectus for information on specific limitations on investments in the fund.

   ++ Mixed asset fund.

  +++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.               DECEMBER 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Developing Capital Markets Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Developing Capital Markets Fund, Inc.


Date: February 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Developing Capital Markets Fund, Inc.


Date: February 20, 2007


By:    /s/ Donald C. Burke
       --------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Developing Capital Markets Fund, Inc.


Date: February 20, 2007